Financial Risk Management - Summary of Ratio of the Shareholders' Equity to Total Liabilities (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2019 MXN ($)	Dec. 31, 2018 MXN ($)	Dec. 31, 2017 MXN ($)
Disclosure Of Financial Instruments [Abstract]
Shareholders’ equity –controlling interest	$ 19,628,172	$ 20,708,985	$ 21,028,215
Total liabilities	$ 20,908,361	$ 17,778,352	$ 17,440,763
Ratio of total Shareholders’ equity – controlling interest to liabilities	0.9	1.2	1.2